Exhibit 99.1

FOR IMMEDIATE RELEASE	OCTOBER 27, 2010

Investor Relations Contact:	Media Relations Contact:
Sujal Shah	Mitch Seigle
610-712-5471	408-954-3225
sujal.shah@lsi.com	mitch.seigle@lsi.com
cc10-70
LSI Reports Third Quarter 2010 Results
MILPITAS, Calif., October 27, 2010 — LSI Corporation (NYSE: LSI) today reported results for its third quarter ended October 3, 2010.
Third Quarter 2010 News Release Summary
■	Third quarter 2010 revenues of $629 million

■	Third quarter 2010 GAAP* net income of 4 cents per diluted share

■	Third quarter 2010 non-GAAP** net income of 13 cents per diluted share

■	Third quarter operating cash flows of $82 million
Fourth Quarter 2010 Business Outlook
■	Projected revenues of $635 million to $665 million

■	GAAP* net (loss)/income in the range of ($0.01) to $0.08 per share

■	Non-GAAP** net income in the range of $0.10 to $0.16 per share

*	Generally Accepted Accounting Principles.

**	Excludes goodwill and other intangible asset impairment, stock-based compensation, amortization of acquisition-related intangibles, purchase accounting effect on inventory, restructuring of operations and other items, net, gain on sale/write-down of securities and gain on repurchase of convertible subordinated notes. It also excludes the income tax effect associated with the above mentioned items.

Third quarter 2010 revenues were $629 million, a 9% increase year-over-year compared to $578 million reported in the third quarter of 2009, and compares to $639 million reported in the second quarter of 2010.
Third quarter 2010 GAAP* net income was $23 million or 4 cents per diluted share, compared to third quarter 2009 GAAP net income of $52 million or 8 cents per diluted share. Third quarter 2009 GAAP results included a tax benefit of $65 million, or 10 cents per diluted share. Third quarter 2010 GAAP results compare to second quarter 2010 GAAP net income of $7 million or 1 cent per diluted share. Third quarter 2010 GAAP net income included a net charge of $56 million from special items, consisting primarily of $40 million of amortization of acquisition-related items, $17 million of stock-based compensation expense, $4 million of net restructuring and other items, and $5 million of gain on the sale of securities.
Third quarter 2010 non-GAAP** net income was $79 million or 13 cents per diluted share, compared to third quarter 2009 non-GAAP net income of $119 million or 18 cents per diluted share. Third quarter 2009 non-GAAP results included earnings of 10 cents per diluted share reflecting the above-mentioned tax benefit. Second quarter 2010 non-GAAP net income was $71 million or 11 cents per diluted share.
Cash and short-term investments totaled approximately $601 million at quarter end. The company completed third-quarter purchases of approximately 32 million shares of its common stock for approximately $137 million. On a year-to-date basis, the company has purchased approximately 46 million shares of its common stock for approximately $218 million under its $250 million share repurchase program.
“Healthy growth in our storage systems business coupled with strong execution contributed to solid operating performance, with net income near the high end of our guidance range, despite some end-market softness and related customer inventory adjustments that affected sequential revenues,” said Abhi Talwalkar, LSI president and chief executive officer. “While end-market demand challenges could continue, we expect to benefit from new product ramps in 2011 as several of our design wins with top-tier storage and networking customers transition to production.”
Bryon Look, LSI CFO and chief administrative officer, said, “Our third quarter results reflect a continuing, strong focus on achieving our business model targets. Gross margins were at the high end of our guidance range, showing solid quarterly expansion and much improvement versus year-ago levels, while operating margins continued to grow on a sequential basis and were sharply higher year over year. Operating cash flows grew 21% sequentially to $82 million and were $256 million on a year-to-date basis, approximately double the $128 million recorded in the same period last year.”

LSI Fourth Quarter 2010 Business Outlook

	GAAP*	Special Items	Non-GAAP**
Revenue	$635 million to $665 million		$635 million to $665 million

Gross Margin	41% — 45%	$30 million to $40 million	47% — 49%

Operating Expenses	$243 million to $263 million	$20 million to $30 million	$223 million to $233 million

Net Other (Loss)/Income	$3 million		$3 million

Tax	Approximately $10 million		Approximately $10 million

Net (Loss)/Income Per Share	($0.01) to $0.08	($0.08) to ($0.11)	$0.10 to $0.16

Diluted Share Count	620 million		620 million
Capital spending is projected to be around $15 million in the fourth quarter and approximately $55 million in total for 2010.
Depreciation and software amortization is projected to be around $27 million in the fourth quarter and approximately $107 million in total for 2010.
LSI Conference Call Information
LSI will hold a conference call today at 2 p.m. PDT to discuss third quarter financial results and the fourth quarter 2010 business outlook. Internet users can access the conference call at http://www.lsi.com/webcast. Subsequent to the conference call, a replay will be available at the same web address.
Forward-Looking Statements: This news release contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: our reliance on major customers and suppliers; our ability to keep up with rapid technological change; our ability to compete successfully in competitive markets; fluctuations in the timing and volumes of customer demand; the unavailability of appropriate levels of manufacturing capacity; and general industry and market conditions. For additional information, see the documents filed by LSI with the Securities and Exchange Commission, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K and 10-Q. LSI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About LSI
LSI Corporation (NYSE: LSI) is a leading provider of innovative silicon, systems and software technologies that enable products which seamlessly bring people, information and digital content together. The company offers a broad portfolio of capabilities and services including custom and standard product ICs, adapters, systems and software that are trusted by the world’s best known brands to power leading solutions in the Storage and Networking markets. More information is available at www.lsi.com.
# # #

Editor’s Notes:
1.	All LSI news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by PR Newswire and are immediately thereafter posted on the company’s external website, http://www.lsi.com.

2.	LSI and the LSI & Design logo are trademarks or registered trademarks of LSI Corporation.

3.	All other brand or product names may be trademarks or registered trademarks of their respective companies.

LSI CORPORATION
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	October 3,	July 4,	December 31,
	2010	2010	2009
Assets

Current assets:
Cash and short-term investments	$600.8	$669.8	$962.1
Accounts receivable, net	313.9	307.1	339.0
Inventories	220.1	191.6	169.3
Prepaid expenses and other current assets	103.4	110.5	115.1

Total current assets	1,238.2	1,279.0	1,585.5

Property and equipment, net	208.8	212.8	219.0
Goodwill and identified intangible assets, net	807.2	847.5	927.9
Other assets	221.4	224.8	235.5

Total assets	$2,475.6	$2,564.1	$2,967.9

Liabilities and Stockholders’ Equity

Current liabilities:
Current portion of long-term debt	$—	$—	$350.0
Other current liabilities	499.3	489.6	504.4

Total current liabilities	499.3	489.6	854.4

Pension, tax and other liabilities	599.9	609.8	652.4

Total liabilities	1,099.2	1,099.4	1,506.8

Stockholders’ equity:
Common stock and additional paid-in capital	6,003.9	6,123.8	6,149.2
Accumulated deficit	(4,355.1)	(4,378.5)	(4,408.5)
Accumulated other comprehensive loss	(272.4)	(280.6)	(279.6)

Total stockholders’ equity	1,376.4	1,464.7	1,461.1

Total liabilities and stockholders’ equity	$2,475.6	$2,564.1	$2,967.9

LSI CORPORATION
Consolidated Statements of Operations (GAAP)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 3,	July 4,	October 4,	October 3,	October 4,
	2010	2010	2009	2010	2009
Revenues	$628,984	$639,405	$578,419	$1,905,571	$1,581,363

Cost of revenues	319,061	330,194	315,067	982,192	892,984
Purchase accounting effect on inventory	—	—	1,892	—	4,442
Amortization of acquisition-related intangibles	31,288	31,288	34,177	93,864	101,654
Stock-based compensation expense	2,109	2,292	1,697	6,113	5,732

Total cost of revenues	352,458	363,774	352,833	1,082,169	1,004,812

Gross profit	276,526	275,631	225,586	823,402	576,551

Research and development	158,558	162,509	144,661	480,041	433,807
Stock-based compensation expense	7,714	8,644	6,386	24,256	21,443

Total research and development	166,272	171,153	151,047	504,297	455,250

Selling, general and administrative	69,272	69,304	66,323	209,139	197,661
Amortization of acquisition-related intangibles	8,948	8,948	9,123	26,844	27,369
Stock-based compensation expense	7,135	7,559	6,729	21,515	22,629

Total selling, general and administrative	85,355	85,811	82,175	257,498	247,659

Restructuring of operations and other items, net	3,693	5,067	4,745	10,380	35,960

Income/(loss) from operations	21,206	13,600	(12,381)	51,227	(162,318)

Interest expense	—	(1,707)	(3,899)	(5,601)	(17,999)
Interest income and other, net	10,315	4,639	3,535	6,147	15,742

Income/(loss) before income taxes	31,521	16,532	(12,745)	51,773	(164,575)
Provision/(benefit) for income taxes	8,100	9,100	(65,230)	(1,600)	(52,030)

Net income/(loss)	$23,421	$7,432	$52,485	$53,373	$(112,545)

Net income/(loss) per share:
Basic	$0.04	$0.01	$0.08	$0.08	$(0.17)

Diluted	$0.04	$0.01	$0.08	$0.08	$(0.17)

Shares used in computing per share amounts:
Basic	629,852	651,778	651,865	646,167	650,183

Diluted	633,731	661,540	658,963	653,685	650,183

A reconciliation of net income/(loss) on the GAAP basis to non-GAAP net income is included below.

	Three Months Ended			Nine Months Ended
Reconciliation of GAAP net income/(loss) to	October 3,	July 4,	October 4,	October 3,	October 4,
non-GAAP net income:	2010	2010	2009	2010	2009
GAAP net income/(loss)	$23,421	$7,432	$52,485	$53,373	$(112,545)

Special items:
a) Stock-based compensation expense — cost of revenues	2,109	2,292	1,697	6,113	5,732
b) Stock-based compensation expense — R&D	7,714	8,644	6,386	24,256	21,443
c) Stock-based compensation expense — SG&A	7,135	7,559	6,729	21,515	22,629
d) Amortization of acquisition-related intangibles — cost of revenues	31,288	31,288	34,177	93,864	101,654
e) Amortization of acquisition-related intangibles — SG&A	8,948	8,948	9,123	26,844	27,369
f) Purchase accounting effect on inventory	—	—	1,892	—	4,442
g) Restructuring of operations and other items, net	3,693	5,067	4,745	10,380	35,960
h) (Gain) on sale/write-down of securities, net	(4,821)	—	1,650	6,779	1,650

Total special items	56,066	63,798	66,399	189,751	220,879

Non-GAAP net income	$79,487	$71,230	$118,884	$243,124	$108,334

Non-GAAP net income per share:
Basic	$0.13	$0.11	$0.18	$0.38	$0.17

Diluted *	$0.13	$0.11	$0.18	$0.37	$0.17

Shares used in computing non-GAAP per share amounts:
Basic	629,852	651,778	651,865	646,167	650,183

Diluted	633,731	661,540	685,043	653,685	655,460

*	In computing non-GAAP diluted earnings per share for three months ended October 4, 2009, net income was increased by $3,500 for interest, net of taxes, on the $350 million convertible notes considered dilutive common stock.

	Three Months Ended			Nine Months Ended
Reconciliation of GAAP to non-GAAP shares used in the calculation	October 3,	July 4,	October 4,	October 3,	October 4,
of diluted per share amounts:	2010	2010	2009	2010	2009
Diluted shares used in per share computation — GAAP	633,731	661,540	658,963	653,685	650,183
Dilutive stock awards	—	—	—	—	5,277
Effect of $350 million convertible notes considered dilutive	—	—	26,080	—	—

Diluted shares used in per share computation — non-GAAP	633,731	661,540	685,043	653,685	655,460

LSI CORPORATION
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	October 3,	July 4,	October 4,	October 3,	October 4,
	2010	2010	2009	2010	2009
Operating activities:
Net income/(loss)	$23,421	$7,432	$52,485	$53,373	$(112,545)
Adjustments:
Depreciation and amortization *	67,450	66,251	67,600	200,718	198,918
Stock-based compensation expense	16,958	18,495	14,812	51,884	49,804
Gain on redemption of convertible subordinated notes	—	—	—	—	(149)
(Gain) on sale/write-down of securities, net	(4,821)	—	1,529	6,779	1,529
(Gain)/loss on sale of property and equipment	(115)	265	(337)	153	(220)
Unrealized foreign exchange loss	5,384	3,205	8,431	6,374	315
Deferred taxes	(149)	85	(242)	34	(253)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Accounts receivable, net	(6,793)	(8,509)	(39,271)	25,094	(3,217)
Inventories	(28,538)	(5,806)	4,824	(50,785)	78,406
Prepaid expenses and other assets	7,555	14,438	4,814	13,898	48,272
Accounts payable	(9,131)	(5,863)	46,807	(23,541)	(6,581)
Accrued and other liabilities	10,919	(22,376)	(92,794)	(28,446)	(126,556)

Net cash provided by operating activities	82,140	67,617	68,658	255,535	127,723

Investing activities:
Purchases of debt securities available-for-sale	(23,029)	(1,189)	—	(24,218)	(10)
Proceeds from maturities and sales of debt securities available-for-sale	14,684	10,271	13,695	36,209	77,640
Purchases of equity securities	—	(316)	(4,534)	(316)	(9,534)
Proceeds from sales of securities	9,795	—	165	9,795	165
Purchases of property, equipment and software	(18,889)	(21,097)	(20,137)	(67,262)	(68,738)
Proceeds from sale of property and equipment	360	177	2,637	559	2,749
Acquisition of business and companies, net of cash acquired	—	—	(26,141)	—	(46,981)
Decrease in non-current assets and deposits	—	—	—	—	13,501
Proceeds from maturity of notes receivable associated with sale of semiconductor operations in Thailand	—	—	10,000	—	10,000

Net cash used in investing activities	(17,079)	(12,154)	(24,315)	(45,233)	(21,208)

Financing activities:
Redemption of convertible subordinated notes	—	—	—	—	(244,047)
Repayment of debt obligations	—	(349,999)	—	(349,999)	—
Issuance of common stock	469	17,953	3,367	22,057	10,040
Purchase of common stock under repurchase programs	(137,011)	(54,524)	—	(217,743)	—

Net cash (used in)/provided by financing activities	(136,542)	(386,570)	3,367	(545,685)	(234,007)

Effect of exchange rate changes on cash and cash equivalents	(915)	(895)	2,721	(3,927)	3,576

Net change in cash and cash equivalents	(72,396)	(332,002)	50,431	(339,310)	(123,916)

Cash and cash equivalents at beginning of period	511,377	843,379	654,954	778,291	829,301

Cash and cash equivalents at end of period	$438,981	$511,377	$705,385	$438,981	$705,385

*	Depreciation of fixed assets and amortization of intangible assets, software, capitalized intellectual property, premiums on short-term investments, debt issuance costs, and accrued debt premium.

LSI CORPORATION
Selected Financial Information (GAAP)
(In millions)
(Unaudited)

	Three Months Ended
	October 3,	July 4,	October 4,
	2010	2010	2009
Semiconductor revenues	$390.1	$416.7	$371.8
Storage Systems revenues	$238.9	$222.7	$206.6
Total revenues	$629.0	$639.4	$578.4
Percentage change in revenues-qtr./qtr. ( a )	-1.6%	0.3%	11.1%
Percentage change in revenues-yr./yr. ( b )	8.7%	22.8%	-19.0%

Days sales outstanding	45	43	48
Days of inventory	56	47	40
Current ratio	2.5	2.6	1.8
Quick ratio	1.8	2.0	1.5

Gross margin as a percentage of revenues	44.0%	43.1%	39.0%
R&D as a percentage of revenues	26.4%	26.8%	26.1%
SG&A as a percentage of revenues	13.6%	13.4%	14.2%

Employees ( c )	5,640	5,612	5,318
Revenues per employee (in thousands) ( d )	$446.1	$455.7	$435.1

Selected Cash Flow Information:
Purchases of property and equipment ( e )	$11.1	$13.3	$11.4
Depreciation and amortization ( f )	$27.2	$25.8	$23.9

( a )	Represents a sequential quarterly change in revenues.

( b )	Represents a change in revenues in the quarter presented as compared to the same quarter of the previous year.

( c )	Actual number of employees at the end of each period presented.

( d )	Revenues per employee is calculated by annualizing revenues for each quarter presented and dividing it by the number of employees.

( e )	Excludes purchases of software.

( f )	Represents depreciation of fixed assets and amortization of software.